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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 2, 2004



                            APOGENT TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)


         Wisconsin                      1-11091               22-2849508
(State or other jurisdiction of   (Commission File Number)  (I.R.S. Employer
         incorporation)                                      Identification No.)




                              30 Penhallow Street                    03801
                         Portsmouth, New Hampshire 03801
                  (Address of principal executive offices)         (Zip Code)



                                 (603) 433-6131
               Registrant's telephone number, including area code


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Item 1.   Changes in Control of Registrant.

     On August 2, 2004, the stockholders of Apogent Technologies Inc., a Wisconsin corporation ("Apogent"), approved an Agreement and Plan of Merger, dated as of March 17, 2004, as amended on April 16, 2004 (the "Merger Agreement"), by and among Fisher Scientific International Inc. ("Fisher"), Fox Merger Corporation, a direct, wholly-owned subsidiary of Fisher ("Merger Sub"), and Apogent, and the merger contemplated thereby, and the stockholders of Fisher approved the issuance of Fisher common stock in connection with such merger. Pursuant to the Merger Agreement, Merger Sub was merged with and into Apogent (the "Merger") and Apogent, as the surviving corporation, became a direct, wholly-owned subsidiary of Fisher, effective at 11:00 a.m., Central Time, on August 2, 2004.

     In the Merger, each then outstanding share of Apogent common stock was automatically converted into and became the right to receive 0.56 (the "Exchange Ratio") shares of Fisher common stock, plus cash in lieu of fractional shares. In addition, Fisher assumed each then outstanding option to purchase Apogent common stock, with the number of shares and per share exercise price appropriately adjusted to reflect the Exchange Ratio.

     Pursuant to the Merger Agreement, upon consummation of the Merger, the board of directors of Fisher was expanded to include four members designated by Apogent. The Apogent directors elected to the Fisher board of directors are Frank H. Jellinek, Jr., Richard W. Vieser, Christopher L. Doerr, and Simon B. Rich, who were all serving as directors of Apogent immediately prior to the effective time of the Merger. Frank H. Jellinek, Jr. has also been appointed to serve as the Chairman Emeritus of Fisher.

     Because Apogent has outstanding debt securities that were registered under the Securities Act of 1933, Apogent will remain subject to the requirement to file reports pursuant to Section 15(d) of the Securities Exchange Act of 1934 after the Merger until such reporting requirement is suspended.

     A copy of the press release announcing the completion of the Merger is attached hereto as Exhibit 99.1.





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Item 7. Financial Statements and Exhibits.

      (c) Exhibits

   Exhibit Number            Description
   --------------            -----------
           2.1               Agreement and Plan of Merger, dated as of March 17,
                             2004, as amended on April 16, 2004, by and among Fisher, Fox Merger Corporation and Apogent
                             (incorporated by reference to Exhibit 2.1 to Apogent's Form 8-K dated April 16, 2004).

           99.1 Press release dated August 2, 2004, announcing the completion of the Merger.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               APOGENT TECHNOLOGIES INC.
                               (Registrant)


Date: August 2, 2004           By: /s/ Michael K. Bresson
                                   ---------------------------------------------
                                   Michael K. Bresson
                                   Executive Vice President - Administration,
                                   General Counsel and Secretary


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                                  EXHIBIT INDEX

   Exhibit Number            Description
   --------------            -----------
           2.1               Agreement and Plan of Merger, dated as of March 17,
                             2004, as amended on April 16, 2004, by and among Fisher, Fox Merger Corporation and Apogent
                             (incorporated by reference to Exhibit 2.1 to Apogent's Form 8-K dated April 16, 2004).

           99.1 Press release dated August 2, 2004, announcing the completion of the Merger.